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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 14, 2002

                           U.S. PHYSICAL THERAPY, INC.
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)

                   Nevada                                       76-0364866
    -------------------------------                          -------------------
    (State or other jurisdiction of                            I.R.S. Employer
     incorporation or organization)                          Identification No.)

3040 Post Oak Blvd., Suite  222, Houston, Texas                   77056
------------------------------------------------                  -----
  (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (713) 297-7000
                                                    --------------



Item 9. Regulation FD Disclosure.

        On August 14, 2002, U.S. Physical Therapy, Inc. (the "Company") filed its Quarterly Report on Form 10-Q for the period ended June 30, 2002 with the Securities Exchange Commission. Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of Roy W. Spradlin, Chairman of the Board, President, and Chief Executive Officer of the Company, and J. Michael Mullin, Chief Financial Officer of the Company, furnished certifications with respect to the Quarterly Report. The certifications were attached to the transmittal letter accompanying such filing. Conformed copies of the certifications are attached hereto as Exhibits 99.1 and 99.2, respectively, to this Form 8-K. Each of these exhibits is being furnished, and is not filed, pursuant to Regulation FD.





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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            U.S. PHYSICAL THERAPY, INC.


Dated: August 14, 2002                      By:    /s/ J. Michael Mullin
                                               ---------------------------------
                                            Name:  J. Michael Mullin
                                            Title: Chief Financial Officer


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                                 EXHIBIT INDEX

          EXHIBIT              DESCRIPTION
          -------              -----------
            99.1        Certification Pursuant to Section 906 of the
                        Sarbanes-Oxley Act of 2002 -- Roy W. Spradlin

            99.2        Certification Pursuant to Section 906 of the
                        Sarbanes-Oxley Act of 2002 -- J. Michael Mullin
